Exhibit 10.1

EXECUTION VERSION

STERICYCLE, INC.

THIRD AMENDMENT

This THIRD AMENDMENT, dated as of December 19, 2018 (this “Amendment”), is entered into by and among STERICYCLE, INC., a Delaware corporation (the “Company”), the Subsidiaries of the Company signatory hereto (collectively, the “Subsidiary Loan Parties”), the Lenders (as defined below) signatory hereto and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) under that certain Credit Agreement, dated as of November 17, 2017 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among the Company, the financial institutions from time to time party thereto as lenders (the “Lenders”) or as “L/C Issuers”, the Subsidiaries of the Company party thereto as “Designated Borrowers”, and the Administrative Agent.  Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Company has requested that the Lenders and the Administrative Agent amend the Credit Agreement as set forth herein; and

WHEREAS, the Administrative Agent and the Lenders have agreed, on the terms and conditions set forth below, to so amend the Credit Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the parties hereto hereby agrees as follows:

1.  Amendments to Credit Agreement.  Subject to the satisfaction of the conditions precedent set forth in Section 2 hereof:

(a)The clause (a)(xi) of the definition of “Consolidated EBITDA” in Section 1.01 is amended to read in its entirety as follows:

(xi) solely for purposes of determining compliance with Section 7.11 (and for no other purposes hereunder, including, without limitation, for determination of the “Applicable Rate”), for any fiscal quarter ending during the period from March 31, 2018 through March 31, 2020 only, up to $200,000,000 in the aggregate in any four-fiscal quarter period of cash charges incurred prior to December 31, 2019 associated with (1) implementation of the Company’s Business Transformation and Operational Optimization Expenses (each, as described in the Company’s Form 10-K for the fiscal year ended December 31, 2017), (2) internal control remediation, accounting pronouncements and related professional and consulting expenses, (3) legal and settlement related expenses, and (4) up to $25,000,000 of other cash charges; provided that the amounts added-back under this clause (xi) for the four-fiscal quarter period ending March 31, 2020 shall not exceed $90,000,000 in the aggregate,

(b)Section 7.11(b) is amended to read as follows:

(b)Consolidated Leverage Ratio.  Permit the Consolidated Leverage Ratio as of the end of any fiscal quarter of the Company to be greater than (i) 4.00 to 1.00, in the case of any fiscal quarter ending on or before December 31, 2019, or (ii) 3.75 to 1.00, in the case of any fiscal quarter ending thereafter.

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(c)The existing Exhibit D is deleted and the Exhibit D attached hereto as Annex A is inserted in lieu thereof.

2.  Conditions to Effectiveness.  The amendments set forth in Section 1 of this Amendment shall become effective upon the satisfaction of the following conditions on or before February 15, 2019:

(a)  the Administrative Agent’s receipt of counterparts of this Amendment, duly executed and delivered on behalf of each of the Company, each Subsidiary Loan Party and the Required Lenders;

(b) the Company having paid the fees in the amounts and at the times specified in the letter agreement, dated as of November 9, 2018, between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Amendment Fee Letter”), which fees shall be deemed fully earned and due when payable as set forth therein and shall be non-refundable;

(c) satisfactory evidence of substantially contemporaneous amendments in form and substance satisfactory to the Administrative Agent, including amendments in substance parallel to those in Section 1 of this Amendment, with respect to (x) the 2010 Note Purchase Agreement, (y) the 2012 Note Purchase Agreement, and (z) the 2015 Note Purchase Agreement; and

(d) unless waived by the Administrative Agent, the Company having paid all fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced prior to the date hereof.

3.  Representations and Warranties.  Each Loan Party hereby represents and warrants that:

(a)  This Amendment has been duly executed and delivered by each Loan Party that is party hereto.  This Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, examinership or similar laws affecting creditors’ rights generally and by principles of equity);

(b)  Each Loan Party (i) is duly organized or formed, validly existing and in good standing (if applicable in such Loan Party’s jurisdiction of incorporation or organization) under the Laws of the jurisdiction of its incorporation or organization and (ii) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Amendment;

(c)  The execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Law;

(d)  No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment;

(e)  No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Amendment; and

2

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(f)  The representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects (except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true and correct in all respects) as of such earlier date and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 thereof shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 thereof.

4.  Governing Law; Jurisdiction; Waiver of Jury Trial; Etc.  This AMENDMENT shall be governed by, and construed in accordance with, the internal laws and decisions (as opposed to conflicts of law provisions) of the state of NEW YORK. This Amendment shall be further subject to the provisions of Sections 10.14 and 10.15 of the Credit Agreement.

5. Counterparts; Integration; Effectiveness.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Amendment, together with the Amendment Fee Letter and the other Loan Documents, constitutes the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

6. Severability.  If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.Effect.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Credit Agreement as modified hereby and each reference in the other Loan Documents to the Credit Agreement, “thereunder,” “thereof,” or words of like import shall mean and be a reference to the Credit Agreement as modified hereby.  This Amendment shall constitute a Loan Document for purposes of the Credit Agreement.

8. Reaffirmation.  Except as specifically modified by this Amendment, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

9. Guarantors.  Each Guarantor hereby consents to this Amendment and reaffirms the terms and conditions of each Guaranty and each other Loan Document executed by it and acknowledges and agrees that each and every such Guaranty and other Loan Document executed by such Guarantor in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

[Remainder of this page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer on the date first above written.

BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Ronaldo Naval

Name: Ronaldo Naval

Title: Vice President

BANK OF AMERICA, N.A., as a Lender, an L/C Issuer and Swing Line Lender

By: /s/ Matthew N. Walt

Name: Matthew N. Walt

Title: Director

Stericycle, Inc.

Third Amendment to Credit Agreement

Signature Page

STERICYCLE, INC., as the Company

By: /s/ Daniel Ginnetti
Name: Daniel Ginnetti
Title: Executive Vice President and Chief Financial Officer

STERICYCLE INTERNATIONAL, LTD., as a Designated Borrower and a Guarantor

By: /s/ Daniel Ginnetti
Name: Daniel Ginnetti
Title: Director

SRCL LIMITED, as a Designated Borrower and a Guarantor

By: /s/ Daniel Ginnetti
Name: Daniel Ginnetti
Title: Director

STERICYCLE EUROPE S.à.r.l., as a Designated Borrower and a Guarantor

By: /s/ Daniel Ginnetti
Name: Daniel Ginnetti
Title: A manager

STERICYCLE, ULC, as a Designated Borrower and a Guarantor

By: /s/ Daniel Ginnetti
Name: Daniel Ginnetti
Title: Executed Vice President and Chief Financial Officer

STERICYCLE INTERNATIONAL HOLDINGS LIMITED, as a Designated Borrower and a Guarantor

By: /s/ Daniel Ginnetti
Name: Daniel Ginnetti
Title: Director

Stericycle, Inc.

Third Amendment to Credit Agreement

Signature Page

STERICYCLE ENVIRONMENTAL SOLUTIONS, INC., as a Guarantor

By: /s/ Daniel Ginnetti
Name: Daniel Ginnetti
Title: Vice President, Secretary and Treasurer

SHRED-IT USA LLC, as a Guarantor

By: /s/ Daniel Ginnetti
Name: Daniel Ginnetti
Title: Vice President, Secretary and Treasurer

STERICYCLE COMMUNICATION SOLUTIONS, INC., as a Guarantor

By: /s/ Daniel Ginnetti
Name: Daniel Ginnetti
Title: Vice President, Secretary and Treasurer

Stericycle, Inc.

Third Amendment to Credit Agreement

Signature Page

STERICYCLE ESPAÑA, S.L. (Sociedad Unipersonal),

as a Guarantor

By: /s/ Franciscus J.M. Ten Brink
Name:Franciscus J.M. Ten Brink
Title:Administrador Único

Stericycle, Inc.

Third Amendment to Credit Agreement

Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By: /s/ Iain Stewart
Name:Iain Stewart
Title:Managing Director

Stericycle, Inc.

Third Amendment to Credit Agreement

Signature Page

HSBC BANK PLC, as a Lender

By: /s/ Giovanna Padva
Name:Giovanna Padva
Title:Relationship Manager

Stericycle, Inc.

Third Amendment to Credit Agreement

Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Krys Szremski
Name:Krys Szremski
Title:Executive Director

Stericycle, Inc.

Third Amendment to Credit Agreement

Signature Page

MUFG BANK, LTD., f/k/a THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By: /s/ Maria F. Maia
Name:Maria F. Maia
Title:Director

Stericycle, Inc.

Third Amendment to Credit Agreement

Signature Page

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By: /s/ James D. Weinstein
Name:James D. Weinstein
Title:Managing Director

Stericycle, Inc.

Third Amendment to Credit Agreement

Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Sara Barton
Name:Sara Barton
Title:Vice President

Stericycle, Inc.

Third Amendment to Credit Agreement

Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ James N. DeVries
Name:James N. DeVries
Title:Senior Vice President

Stericycle, Inc.

Third Amendment to Credit Agreement

Signature Page

BMO HARRIS FINANCING INC., as a Lender

By: /s/ Ashley Bake
Name:Ashley Bake
Title:Director

Stericycle, Inc.

Third Amendment to Credit Agreement

Signature Page

BMO HARRIS BANK N.A., as a Lender

By: /s/ Ashley Bake
Name:Ashley Bake
Title:Director

Stericycle, Inc.

Third Amendment to Credit Agreement

Signature Page

COMPASS BANK, as a Lender

By: /s/ Gilberto Gonzalez
Name:Gilberto Gonzalez
Title:S.V.P.

Stericycle, Inc.

Third Amendment to Credit Agreement

Signature Page

UNICREDIT BANK AG, NEW YORK BRANCH, as a Lender

By: /s/ Mathias Eichwald
Name:Mathias Eichwald
Title:Director

By: /s/ Julien Tizorin
Name:Julien Tizorin
Title:Managing Director

Stericycle, Inc.

Third Amendment to Credit Agreement

Signature Page

GOLDMAN SACHS BANK USA, as a Lender

By: /s/ Jamie Minieri
Name:Jamie Minieri
Title:Authorized Signatory

Stericycle, Inc.

Third Amendment to Credit Agreement

Signature Page

CITIBANK, N.A., as a Lender

By: /s/ Michael Chen
Name:Michael Chen
Title:Authorized Signer

Stericycle, Inc.

Third Amendment to Credit Agreement

Signature Page

CITIZENS BANK, N.A., as a Lender

By: /s/ Matthew Possanza
Name:Matthew Possanza
Title:Officer

Stericycle, Inc.

Third Amendment to Credit Agreement

Signature Page

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Bridget Anderson
Name:Bridget Anderson
Title:Assistant Vice President

Stericycle, Inc.

Third Amendment to Credit Agreement

Signature Page

SANTANDER BANK, N.A., as a Lender

By: /s/ Andres Barbosa
Name:Andres Barbosa
Title:Executive Director

By: /s/ Carolina Gutierrez
Name:Carolina Gutierrez
Title:Vice president

Stericycle, Inc.

Third Amendment to Credit Agreement

Signature Page

THE NORTHERN TRUST COMPANY, as a Lender

By /s/ Brittany Mondane

Name: Brittany Mondane
Title: Vice President

Stericycle, Inc.

Third Amendment to Credit Agreement

Signature Page

ANNEX A

EXHIBIT D

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:  _______________, _____

To:Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of November 17, 2017 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Stericycle, Inc., a Delaware corporation (the “Company”), the Designated Borrowers from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the ______________________________ of the Company, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Company, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1.

Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Company ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1.

Attached hereto as Schedule 1 are the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Company ended as of the above date.  Such financial statements fairly present the financial condition, results of operations and cash flows of the Company and its Consolidated Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2.

The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Company during the accounting period covered by the attached financial statements.

3.

A review of the activities of the Company during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Company performed and observed all its Obligations under the Loan Documents, and

[select one:]

[to the best knowledge of the undersigned during such fiscal period, the Company performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]

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–or–

[the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4.

The representations and warranties of (i) the Borrowers contained in Article V of the Agreement and (ii) each Loan Party contained in each other Loan Document or in any document furnished at any time under or in connection with the Loan Documents, are true and correct in all material respects (except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true and correct in all respects) as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.

5.	The financial covenant analyses and information set forth on Schedule 2 attached hereto are true and accurate on and as of the date of this Certificate.
6.	Since the date of delivery of the most recent Compliance Certificate, no Persons have become Material Subsidiaries [other than _______________].

[signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of _______________, _____.

STERICYCLE, INC.

By:

Name:

Title:

For the Quarter/Year ended _______________ (“Statement Date”)

SCHEDULE 2
to the Compliance Certificate
($ in 000’s)

I.	Section 7.11 (a) – Consolidated Interest Coverage Ratio.
A.	Consolidated EBITDA for four consecutive fiscal quarters ending on above date (“Subject Period”):
1.	Consolidated Net Income for Subject Period:$
2.	Consolidated Interest Charges for Subject Period:$
3.	Provision for income taxes for Subject Period:$
4.	Depreciation expenses for Subject Period:$
5.	Amortization expenses for Subject Period:$
6.	Non-recurring non-cash reductions of Consolidated Net Income for Subject Period:$
7.	Non-cash stock compensation expenses incurred in the Subject Period:$
8.	Cash charges associated with the settlement of the TCPA Action (subject to a $45,000,000 aggregate cap) incurred in the Subject Period:$
9.	Cash charges associated with the settlement of the MDL Contract Action (subject to a $295,000,000 aggregate cap) incurred in the Subject Period:$
10.

Cash charges related to legal fees and expenses associated with the MDL Contract Action and related amendments to the Existing Credit Agreements and Senior Notes (subject to a $5,000,000 aggregate cap) incurred in the Subject Period:$

12	Transaction Costs for Subject Period:$
13.	Extraordinary and non-recurring cash expenses or charges (subject to a $10,000,000 aggregate cap) for Subject Period:$
14.

For any fiscal quarter ending during the period from March 31, 2018 through March 31, 2020 only, up to $200,000,000 in the aggregate in any four-fiscal quarter period of cash charges incurred prior to December 31, 2019 associated with (A) implementation of the Company’s Business Transformation and Operational

Optimization Expenses (each, as described in the Company’s Form 10‑K for the fiscal year ended December 31, 2017), (B) internal control remediation, accounting pronouncements and related professional and consulting expenses, (C) legal and settlement related expenses and (D) up to $25,000,000 of other cash charges:[1]$

15.	Income tax credits for Subject Period:$
16.	Non-cash additions to Consolidated Net Income for Subject Period:$
17.	Consolidated EBITDA (Lines I.A.1 + 2 + 3 + 4 + 5 + 6 +7 + 8 + 9 + 10 + 11 + 12 + 13 + 14 - 15 - 16):$
B.	Consolidated Interest Charges for Subject Period:$
C.	Consolidated Interest Coverage Ratio (Line I.A.17 ÷ Line I.B): to 1.00
D.	Minimum Permitted:3.00 to 1.00
II.	Section 7.11 (b) – Consolidated Leverage Ratio.
A.	Consolidated Funded Indebtedness at Statement Date$

B.Unrestricted Cash at Statement Date$

C.	Consolidated EBITDA for Subject Period (Line I.A.17 above):$
D.	Consolidated Leverage Ratio ((Line II.A – Line II.B) ÷ Line II.C): to 1.00
E.	Maximum Permitted:[___][2] to 1.00
F.	Consolidated Leverage Ratio for Subject Period for Pricing Grid Purposes ((Line II.A – Line II.B) ÷ (Line II.C – Line I.A.14)): to 1.00

[1]

Solely for purposes of determining compliance with Section 7.11 of the Credit Agreement (and for no other purposes under the Credit Agreement, including, without limitation, for determination of the “Applicable Rate”).  Amounts added-back under this item 14 for the four-fiscal quarter period ending March 31, 2020 shall not exceed $90,000,000 in the aggregate.

[2]	4.00 to 1.00, in the case of any fiscal quarter ending on or before December 31, 2019, or 3.75 to 1.00, in the case of any fiscal quarter ending thereafter.